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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report                                                    MARCH 10, 1998
(Date of earliest event reported)


                               GRIST MILL CO.
           (Exact name of Registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)


        0-13852                                          41-0974681
(Commission File Number)                 (I.R.S. Employer Identification Number)




   21340 HAYES AVENUE, LAKEVILLE, MN                     55044-0430
(Address of principal executive offices)                 (Zip Code)




                               (612) 469-4981
            (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On March 10, 1998, Grist Mill Co. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with IHF/GM Acquisition Corporation, a Delaware corporation ("Purchaser"), IHF/GM Holding Corporation, a Delaware corporation ("Parent"), and International Home Foods, Inc. ("IHF"), whereby Purchaser shall commence a tender offer pursuant to an Offer to Purchase and related Letter of Transmittal, each dated March 17, 1998, to purchase all outstanding shares of the common stock, par value $.10 per share (the "Common Stock"), of the Company, including the associated rights to purchase shares of Common Stock issued pursuant to the Rights Agreement dated May 22, 1996, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent, as amended (the "Rights," and together with the Common Stock, the "Shares"), at a purchase price of $14.50 per Share. Additional information regarding the acquisition, including a copy of the Merger Agreement, is available in the Offer to Purchase and related Letter of Transmittal filed by IHF, Parent and Purchaser with the Securities and Exchange Commission on March 17, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             99.1  Offer to Purchase (incorporated by reference to Exhibit
                   (a)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange Commission by IHF, Parent and Purchaser dated March 17, 1998 (the
                   "Schedule 14D-1")).

             99.2 Letter of Transmittal (incorporated by reference to Exhibit (a)(2) to the Schedule 14D-1).

             99.3 Agreement and Plan of Merger dated March 10, 1998, among IHF, Parent, Purchaser and the Company (incorporated herein by reference to Exhibit (c)(2) to the Schedule 14D-1).

             99.4 Joint Press Release dated March 11, 1998 (incorporated by reference to Exhibit (a)(8) to the Schedule 14D-1).



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GRIST MILL CO.


Dated:  March 18, 1998              By: /s/ GLEN S. BOLANDER
                                       -------------------------------------
                                       Glen S. Bolander
                                       Chief Executive Officer and President



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                              INDEX TO EXHIBITS



Exhibit
Number    Description
-------   -----------
 99.1     Offer to Purchase (incorporated by reference to Exhibit (a)(1)
          to the Tender Offer Statement on Schedule 14D-1 filed with the
          Securities and Exchange Commission by IHF, Parent and Purchaser dated
          March 17, 1998 (the "Schedule 14D-1"))

 99.2     Letter of Transmittal (incorporated by reference to Exhibit
          (a)(2) to the Schedule 14D-1)

 99.3     Agreement and Plan of Merger dated March 10, 1998, among IHF,
          Parent, Purchaser and the Company (incorporated herein by reference to Exhibit (c)(2) to the Schedule 14D-1)

 99.4 Joint Press Release dated March 11, 1998 (incorporated by reference to Exhibit (a)(8) to the Schedule 14D-1)


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